                                                                    EXHIBIT 10.5


                               PURCHASE AGREEMENT


              PURCHASE AGREEMENT (this "AGREEMENT"), dated as of August 29, 1997, by and among Genzyme Corporation, a Massachusetts corporation (the "COMPANY"), and the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as a "PURCHASER" and, collectively, as the "PURCHASERS".

         The Company wishes to sell and each Purchaser wishes to buy, subject to the terms and conditions set forth in this Agreement, a convertible debenture of the Company in the principal amount set forth on the signature page hereof executed by such Purchaser, having the terms and conditions and in the form attached hereto as EXHIBIT A (a "GMO DEBENTURE" and, when taken together with all of the debentures issued to the other Purchasers hereunder at the Closing (as defined below), the "GMO DEBENTURES"), in reliance on the exemption from securities registration afforded by the provisions of Section 4(2) under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         The GMO Debentures are convertible into shares of Genzyme Molecular Oncology Division Common Stock, $.01 par value (the "GMO STOCK"), and exchangeable under certain conditions into Genzyme GGD Debentures in the form attached hereto as EXHIBIT B (the "GGD DEBENTURES"). The GGD Debentures, if and when issued, are convertible into shares of the Company's General Division Common Stock, $.01 par value (the "GGD STOCK"). The term (i) "DEBENTURES" shall mean, collectively, the GMO Debentures and, upon issuance, the GGD Debentures,
(ii) "CONVERSION SHARES" shall mean, at any time, the aggregate of (x) the number of shares of GMO Stock that are issued or issuable upon conversion of the GMO Debentures and (y) the number of shares of GGD Stock that are issued or issuable upon conversion of the GGD Debentures, (iii) "INTEREST PAYMENT SHARES" shall mean the shares of GMO Stock or GGD Stock, as the case may be, issued by the Company in payment of interest on the Debentures in accordance with the terms thereof and (iv) "SECURITIES" shall mean, collectively, the GMO Debentures and, upon issuance, the GGD Debentures, the Conversion Shares and the Interest Payment Shares.

         The parties hereto agree as follows:

1.       PURCHASE AND SALE OF DEBENTURES.

         1.1 AGREEMENT TO PURCHASE AND SELL. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell at the Closing (as defined below), and each Purchaser agrees to purchase, a GMO Debenture in the principal amount set forth on the signature page hereof executed by such Purchaser, at a purchase price equal to such principal amount (the "PURCHASE PRICE").

         1.2 CLOSING. Subject to the satisfaction of the conditions set forth herein, the closing of the purchase and sale of the GMO Debentures (the "CLOSING") will be deemed to occur when this Agreement, and the other Transaction Documents (as defined below), have been executed and delivered by both the Company and each Purchaser, and full payment of the amount of the Purchase Price payable by each Purchaser has been made by such Purchaser by wire transfer of same day funds to an account designated by the Company against delivery by the Company of a duly executed GMO Debenture to such Purchaser. The date on which the Closing is deemed to occur is referred to herein as the "CLOSING DATE".

         1.3 CERTAIN DEFINITIONS. When used herein, (A) "business day" shall mean any day on which the New York Stock Exchange and commercial banks in the cities of Boston and New York are open for business and (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party.

2.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         Each Purchaser, solely with respect to it, hereby makes the following representations and warranties to the Company (which shall be true as of the Closing and as of any such later date as contemplated hereunder) and agrees with the Company that:

         2.1 AUTHORIZATION; ENFORCEABILITY. Such Purchaser is duly and validly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation with full power and authority to purchase the Securities and to execute and deliver this Agreement. This Agreement and the Registration Rights Agreement of even date herewith among the Company and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT") each constitutes such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         2.2 ACCREDITED INVESTOR; INVESTMENT INTENT. Such Purchaser is (i) an accredited investor, as defined in Rule 501 of Regulation D under the Securities Act, (ii) an institution and (iii) except as otherwise disclosed on the signature page hereto executed by such Purchaser, a "qualified institutional buyer" as defined in Rule 144A under the Securities Act. Such Purchaser is acquiring the Securities solely for such Purchaser's own account for investment purposes as a principal and not with a view to the public resale or distribution of all or any part thereof; PROVIDED, HOWEVER, that in making such representation, such Purchaser does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and the Registration Rights Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

         2.3 INFORMATION. The Company has provided such Purchaser with certain written information regarding the Company and has granted to such Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of the purchase and sale of the Securities hereunder, and the Company and its business and prospects.


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         2.4   LIMITATIONS ON DISPOSITION. Such Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws and applicable rules and regulations, and may not be transferred unless and until:

               (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b)(i) such Purchaser shall have notified the Company in advance of the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. It is agreed that no opinion of counsel will be required for the transfer of the Securities or any interest therein to an affiliate of such Purchaser or with respect to a sale thereof made pursuant to Rule 144 under the Securities Act (or any successor provision)("RULE 144"); PROVIDED, HOWEVER, that prior to any sale made pursuant to Rule 144, such Purchaser will furnish to the Company, upon its request, a certificate setting forth such representations as are customarily given by a selling shareholder to the issuer in a Rule 144 transaction.

         2.5 LEGEND. Such Purchaser understands that the Debentures, and until such time as the Conversion Shares and the Interest Payment Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser pursuant to Rule 144(k), shall bear at issuance a restrictive legend in substantially the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and may not be sold or transferred in the absence of an effective registration statement under the Securities Act or an exemption from the registration requirements thereunder."

               The legend set forth above shall be removed and the Company shall issue a new certificate without such legend to the holder of any such Security upon which it is stamped if (i) the sale of such Security is registered under the Securities Act, (ii) such Security can be sold publicly pursuant to Rule 144(k) or (iii) such Security has been sold pursuant to Rule 144.

         2.6 ISSUANCE OF GGD DEBENTURES; UPDATING OF REPRESENTATIONS. In the event that the GMO Debentures are exchanged in whole or in part for the GGD Debentures in accordance with the terms of the GMO Debentures, the representations made herein with respect to the Debentures, the Conversion Shares or the Interest Payment Shares, as the case may be, shall be deemed to be repeated as of such date with respect to the GGD Debentures.


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3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby makes the following representations and warranties to each Purchaser (which shall be true as of the Closing and as of any such later date as contemplated hereunder) and agrees with each Purchaser that:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries is not the subject of any pending or, to its knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission (the "COMMISSION") or any state securities commission or other governmental entity which could reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company. The term "SUBSIDIARIES" means corporations in which the Company has an equity interest of greater than 50%.

         3.2 AUTHORIZATION; CONSENTS. All corporate action on the part of the Company by its officers, directors and shareholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligations under, (i) this Agreement, (ii) the Debentures, (iii) the Registration Rights Agreement and (iv) all other agreements, documents, certificates or other instruments delivered by the Company at the Closing (the instruments described in (i), (ii), (iii) and (iv) being collectively referred to herein as the "TRANSACTION DOCUMENTS"), and (B) the authorization, reservation for issuance, and issuance and delivery of the Conversion Shares upon conversion of the Debentures has been taken. The Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity. Except as otherwise provided in the Transaction Documents, the Company has obtained all governmental or regulatory consents and approvals required for it to execute, deliver and perform its obligations under the Transaction Documents.

         3.3 DISCLOSURE DOCUMENTS; MATERIAL AGREEMENTS; OTHER INFORMATION. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1996, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997, (iii) all Current Reports on Form 8-K required to be filed with the Commission since December 31, 1996, (iv) the Company's definitive Proxy Statement for its 1997 Annual Meeting of Stockholders and (v) the Company's Prospectus and Joint Proxy Statement dated May 14, 1997 for its Special Meeting of Stockholders held on June 12, 1997 (collectively, the "DISCLOSURE DOCUMENTS"). The Company is not aware of any event that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each

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Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and/or the Securities Act, as applicable, and the rules and regulations thereunder, and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed as required; neither the Company nor any of its subsidiaries is in breach of any such agreement where such breach is reasonably likely to have a material adverse effect on the business or financial condition of the Company. The information provided to the Purchaser as described in paragraph 2.3 above does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.4 CAPITALIZATION. The capitalization of the Company as of August 27, 1997 is as set forth on SCHEDULE 3.4 hereto, and there have been no material changes thereto between such date and the Closing Date.

         3.5 VALID ISSUANCE. The Debentures, when issued, sold and delivered in accordance with the terms hereof, and the Conversion Shares and the Interest Payment Shares, when issued in accordance with the terms of the Debentures, will be duly and validly issued, fully paid and nonassessable, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Company and, based in part upon the representations of such Purchaser in this Agreement, will be issued in compliance with all applicable Federal and state securities laws.

         3.6 NO CONFLICT WITH OTHER INSTRUMENTS. Neither the Company nor any of its subsidiaries is in violation or default of any provisions of its charter, bylaws or other organizational documents, as amended and in effect on and as of the date hereof, or of any material provision of any material instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse affect on the Company's consolidated business or financial condition. The execution, delivery and performance of the Debentures, this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries.

         3.7   FINANCIAL CONDITION; TAXES; LITIGATION.

               3.7.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except as

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otherwise described in the Disclosure Documents, there have been no material adverse changes to the Company's consolidated business or financial condition since June 30, 1997.

               3.7.2 The financial statements contained in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the period then ended (except as may be indicated therein). Without limiting the foregoing, there are no material liabilities, contingent or actual, that are required to be disclosed in the Disclosure Documents that are not so disclosed.

               3.7.3 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company.

               3.7.4 Except as set forth in SCHEDULE 3.7.4, there is no material claim, litigation or administrative proceeding or inquiry pending, or, to the best of the Company's knowledge, threatened, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company.

         3.8 REPORTING COMPANY; FORM S-3. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. Pursuant to General Instruction I.A. of Form S-3, the Company meets the eligibility requirements for registering securities on a registration statement on Form S-3 under the Securities Act.

         3.9 INTELLECTUAL PROPERTY. The Company and its subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any such rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated business or financial condition of the Company.

         3.10 REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as described on SCHEDULE 3.10 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not

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limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any other Transaction Document which has not been waived.

         3.11 TRADING ON NASDAQ. The GGD Stock is authorized for quotation on the Nasdaq National Market, and trading in the GGD Stock on Nasdaq has not been suspended. Shareholder approval for the issuance of the GMO Debentures is not required under NASD Rule 4460.

         3.12 SOLICITATION. Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the GMO Debentures or (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the GMO Debentures under the Securities Act.

         3.13 OTHER FEES. Except as set forth on SCHEDULE 3.13, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

         3.14 ISSUANCE OF GGD DEBENTURES; UPDATING OF REPRESENTATIONS. In the event that the GMO Debentures are exchanged in whole or in part for the GGD Debentures in accordance with the terms of the GMO Debentures, the representations made herein with respect to the Debentures, the Conversion Shares or the Interest Payment Shares, as the case may be, shall be deemed to be repeated as of such date with respect to the GGD Debentures.

4.       COVENANTS OF THE COMPANY.

         4.1 CORPORATE EXISTENCE. The Company shall, so long as any Purchaser or any affiliate of such Purchaser beneficially owns a Debenture or Debentures (or any interest therein), any Conversion Shares or Interest Payment Shares, maintain its corporate existence in good standing and shall pay all its taxes when due except for taxes which the Company reasonably disputes or which could not reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company.

         4.2 PROVISION OF INFORMATION. The Company shall provide each Purchaser with copies of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements, in each such case promptly after filing thereof with the Commission, until the conversion or redemption in full of the Debenture or Debentures held by such Purchaser.

         4.3 FORM D; BLUE-SKY QUALIFICATION. The Company shall, on or before the Closing, take such action as is necessary to qualify the GMO Debentures for sale to the Purchasers under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Purchaser. In the event that the GMO Debentures are exchanged in

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



whole or in part for the GGD Debentures in accordance with the terms of the GMO Debentures, the Company shall, prior to such issuance, take such action as is necessary to qualify such exchange under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Purchaser.

         4.4 REPORTING STATUS. As long as such Purchaser or any affiliate of such Purchaser beneficially owns a Debenture or Debentures, or any interest therein, or any Conversion Shares or Interest Payment Shares, and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and (ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

         4.5 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the GMO Debentures for general corporate purposes and shall not use such proceeds to make a loan to or an investment in any other corporation, partnership or other entity.

         4.6 LISTING. The Company shall, (i) as soon as practicable following the effectiveness of the GMO Registration Statement (as defined in the Registration Rights Agreement), secure the designation and quotation or listing of the GMO Stock on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange and shall use its best efforts to maintain such designation, quotation or listing, and (ii) as soon as practicable following the issuance of the GGD Debentures, take such measures as may be necessary in order to secure the designation and quotation or listing of the shares of GGD Stock issuable thereby on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange and shall use its best efforts to maintain such designation, quotation or listing of the GGD Stock.

         4.7 RESERVATION OF COMMON STOCK. The Company shall at all times have authorized and reserved for issuance, free from any preemptive rights, solely for the purpose of effecting conversions of the Debentures hereunder, such number of shares of GMO Stock and/or GGD Stock, as the case may be, as shall from time to time be sufficient to effect the conversion of the aggregate principal amount of the Debentures then outstanding (the "RESERVED AMOUNT"). As of the Closing Date, the Reserved Amount shall be equal to 3,475,915 shares of GMO Stock. In the event that the holders of GMO Debentures are entitled to exchange GMO Debentures for GGD Debentures pursuant to the terms of the GMO Debentures, the Reserved Amount shall, on the GGD Issue Date (as defined in the GMO Debentures), be no less than (I) that number of shares of GGD Stock issuable upon conversion of (a)(i) the unpaid principal amount of the GMO Debentures eligible to be so exchanged, plus any accrued and unpaid interest thereon as of the GGD Issue Date, DIVIDED BY (ii) one hundred and thirteen percent (113%) of the average of the Closing Bid Prices (as defined in the GMO Debentures) of the GGD Stock on the five (5) Trading Days immediately prior to (but not including) the GGD Issue Date (the "GGD CONVERSION PRICE") PLUS (b)(i) the aggregate amount of interest payable on all of the GGD Debentures (assuming for this purpose that the aggregate principal amount of all of the GGD Debentures for which GMO Debentures are exchangeable on

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



the GGD Issue Date are issued) through the date on which the GGD Debentures mature DIVIDED BY (ii) the GGD Conversion Price, and (II) that number of shares of GMO Stock issuable upon conversion of the aggregate unpaid principal amount of the GMO Debentures, if any, not exchanged or eligible to be so exchanged. If at any time there occurs a stock split, recapitalization or similar occurrence whereby the number of outstanding shares of GMO Stock or GGD Stock, as the case may be, is increased, the Company shall take immediate action (including, if necessary, seeking shareholder authorization) to increase the Reserved Amount accordingly. The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of at least 66% of the then outstanding aggregate principal balance of the Debentures.

         4.8 USE OF PURCHASER NAME. Except as required by applicable law or regulation, the Company shall not use, directly or indirectly, any Purchaser's name in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such Purchaser for the specific use contemplated.

         4.9 COMPANY'S INSTRUCTIONS TO TRANSFER AGENT. The Company shall, prior to the Initial Conversion Date (as defined in the GMO Debentures), instruct its transfer agent (the "TRANSFER AGENT") (i) to convert the GMO Debentures into GMO Stock and, upon issuance of the GGD Debentures, to convert the GGD Debentures into GGD Stock, in either such case, upon receipt of a valid Conversion Notice (as defined in the Debentures) from a Purchaser, (ii) to issue certificates representing the number of shares of GMO Stock or GGD Stock, as the case may be, specified in such Conversion Notice, free of any restrictive legend if at such time the GMO Registration Statement or the GGD Registration Statement (each as defined in the Registration Rights Agreement), as the case may be, is effective and available for sales of such shares or such shares are eligible for sale pursuant to Rule 144(k) under the Securities Act, in the name of the Purchaser or its nominee and (iii) to deliver such certificates to the Purchaser no later than the close of business on the third (3rd) business day following the Conversion Date (as defined in the Debentures). The Company represents to and agrees with each Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Purchaser's right to convert the Debentures or receive Conversion Shares in accordance with the terms of the Debentures, the Registration Rights Agreement and this Agreement, respectively. In the event the Company's relationship with the Transfer Agent should be terminated for any reason, the Transfer Agent shall continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and executes and agrees to be bound by the terms hereof.

5.       CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING. Each Purchaser's obligations at the Closing, including without limitation its obligation to purchase the GMO Debenture to be purchased by it hereunder, are conditioned upon the fulfillment of each of the following events:


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



         (a) the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on such date;

         (b) the Company shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

         (c) the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs (a) and (b) above have been fulfilled;

         (d) the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated the Closing Date, in the form attached as EXHIBIT 5.1;

         (e) the Company shall have executed and delivered the Registration Rights Agreement;

         (f) there shall have been no material adverse changes in the Company's consolidated business or financial condition since June 30, 1997 which have not been disclosed in the Disclosure Documents; and

         (g) the Company shall have authorized and reserved for issuance upon conversion of the GMO Debentures the number of shares of GMO Stock specified in paragraph 4.7 above.

         5.2 CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING. The Company's obligation at the Closing to issue and sell a GMO Debenture to a Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of such Purchaser's Closing Conditions (as defined below). The obligation of the Company to issue and sell a GMO Debenture to any Purchaser hereunder is distinct and separate from its obligation to issue and sell GMO Debentures to any other Purchaser hereunder and the failure by one or more Purchasers to fulfill the conditions set forth herein or to consummate the purchase of GMO Debentures hereunder will not relieve the Company of its obligations with respect to any other Purchaser. The "PURCHASER'S CLOSING CONDITIONS" are as follows:

         (a) the representations and warranties of the applicable Purchaser shall be true and correct in all material respects as of the Closing Date as if made on such date;

         (b) the applicable Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Purchaser on or before the Closing;

         (c) the applicable Purchaser shall have delivered to the Company a Form W-8 or W-9, as applicable, duly executed by such Purchaser and confirming that such Purchaser is not subject to back-up withholding; and

         (d) such Purchaser shall have executed and delivered the Registration Rights Agreement.

6.       INDEMNIFICATION.

         The Company agrees to indemnify and hold harmless each Purchaser and its officers, directors, employees and agents, and each person who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, a "PURCHASER INDEMNIFIED PARTY") against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) as incurred, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed, arising out of or in connection with the breach by the Company of any of its representations, warranties or covenants made herein.

         Each Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees and agents, and each person who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a "COMPANY INDEMNIFIED PARTY") (a Purchaser Indemnified Party and a Company Indemnified Party are each hereinafter referred to as an "INDEMNIFIED PARTY") against any losses, claims, damages, liabilities or expenses (including the fees and disbursements of counsel) as incurred, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed, arising out of or in connection with the breach by such Purchaser of any of its representations, warranties or covenants made herein.

         Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought hereunder, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the "INDEMNIFYING PARTY"), deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnifying Party that is reasonably acceptable to the Indemnified Party; PROVIDED, HOWEVER, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interest under applicable standards of professional conduct between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action will not relieve the Indemnifying Party of any of its obligations hereunder with respect to such action except to the extent such failure is prejudicial to the Indemnifying Party's ability to defend any such action.

         No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of pending or threatened action in respect of which an Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified

Party unless such settlement includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action. An Indemnifying Party will not be liable for any settlement of any action or claim effected without its written consent.

7.       MISCELLANEOUS.

         7.1 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and indemnities made by the parties herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

         7.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Each Purchaser may assign its rights hereunder, in connection with any private sale or transfer of a Debenture, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto.

         7.3 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         7.4 NO RELIANCE. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party (other than those contained or described in this Agreement or the other Transaction Documents) in connection with entering into this Agreement, the other Transaction Documents or such transactions, (iii) it has not received from any such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and
(iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any such party.

         7.5 INJUNCTIVE RELIEF. The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to each Purchaser and that the remedy or remedies at law for any such breach may be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Purchaser shall have the right to obtain equitable relief to enforce this Agreement.

         7.6 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         7.8 HEADINGS. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.9 NOTICES. Any notice, demand or request required or permitted to be given by the Company or a Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Company:

          Genzyme Corporation
          One Kendall Square
          Cambridge, Massachusetts 02139
          Attn: Chief Legal Officer
          Tel: 617-252-7500
          Fax: 617-252-7553

and if to any Purchaser, to such address and facsimile number for such Purchaser as shall appear on the signature page hereof executed by such Purchaser, or as shall be designated by such Purchaser in writing to the Company.

         7.10 EXPENSES. Except as otherwise provided herein, each of the Company and the Purchasers shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement.

         7.11 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, the Debentures and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and each Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: /s/ David J. McLachlan
    ------------------------------------------
    Name:  David J. McLachlan
    Title: Executive Vice President Finance
           and Chief Financial Officer


PURCHASER NAME: ______________________________


By: __________________________________________
    Name:
    Title:


ADDRESS:

         _____________________________________

         _____________________________________

         Tel: ________________________________

         Fax: ________________________________


WITH COPIES OF NOTICES SENT TO:

         _____________________________________

         _____________________________________

         Tel: ________________________________

         Fax: ________________________________



PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $______________

| | Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: __________________________
    Name:
    Title:


PURCHASER NAME: Swiss Bank Corporation, London Branch
                -------------------------------------

By: /s/ Kipp K. Schrage                 By: /s/ George W. Locasto
    ------------------------------          ------------------------------------
    Name:  Kipp K. Schrage                  Name:  George W. Locasto
    Title: Executive Director               Title: Executive Director,
           Convertibles                            Convertibles
                                                   Swiss Bank Corp
                                                   (London Branch)
                                                   Attorney-in-Fact

ADDRESS:

         Swiss Bank House
         ----------------
         One High Timber Street
         ----------------------
         London EC4V35B
         --------------
         Attn: Lee Lewis
         ---------------
         Tel: 011-44171-567-4899
              ------------------
         Fax: 011-44171-567-4744
              ------------------

WITH COPIES OF NOTICES SENT TO:

         SBC Warburg Dillon Read Inc.
         ----------------------------
         141 West Jackson Boulevard
         --------------------------
         Chicago, Illinois 60604
         -----------------------
         Attn: Executive Director - Convertibles
         ---------------------------------------
         Tel: 312-554-5560
              ------------
         Fax: 312-554-5033
              ------------

PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $1,750,000
                               ----------

[ ] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: ___________________________
    Name:
    Title:


PURCHASER NAME: Tribeca Investments, L.L.C.
                ---------------------------


By: /s/ William H. Heyman
    ------------------------------
    Name:  William H. Heyman
    Title: CEO

ADDRESS:

         388 Greenwich Street
         --------------------
         NY, NY 10013
         ------------
         Tel: 212-816-8905
              ------------
         Fax: 212-816-5579
              ------------


WITH COPIES OF NOTICES SENT TO:

         Allan Teh
         ---------
         Managing Director
         -----------------
         Tel: 212-816-2344
              ------------
         Fax: 212-816-5555
              ------------


PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $1,000,000
                               ----------

[ ] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: __________________________
    Name:
    Title:


PURCHASER NAME: Stark International
                -------------------


By: /s/ Michael A. Roth
    ------------------------------
    Name:  Michael A. Roth
    Title: Managing Member


ADDRESS:

         Century House
         -------------
         31 Richmond Rd.
         ---------------
         Hamilton HM-08 Bermuda
         ----------------------
         Tel: 414-241-1810
              ------------
         Fax: 414-241-1888
              ------------


WITH COPIES OF NOTICES SENT TO:

         Staro Asset Management
         ----------------------
         1500 W. Market Street, Ste. 200
         -------------------------------
         Mequon, WI 53092
         ----------------
         Tel: 414-241-1810
              ------------
         Fax: 414-241-1888
              ------------


PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $750,000.00
                               -----------

[ ] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: __________________________
    Name:
    Title:


PURCHASER NAME: SoundShore Partners L.P.
                ------------------------

By: /s/ Thomas Leishman              *By: AIG International Asset Management Ltd
    ------------------------------        as General Partner of
    Name: Thomas J. Leishman              SoundShore Partners L.P.
    Title:   Vice-President*


ADDRESS:

         29 Richmond Road
         ----------------
         Pembroke HM 08, Bermuda
         -----------------------
         Tel: 441-295-2121
              ------------
         Fax: 441-295-8891
              ------------


WITH COPIES OF NOTICES SENT TO:
         Mr. Howard Fischer
         ------------------
         Basso Securities Ltd
         --------------------
         1281 East Main Street, 4th Floor
         --------------------------------
         Stamford, Connecticut 06902, U.S.A.
         -----------------------------------
         Tel: 203-324-8400
              ------------
         Fax: 203-324-8496 / 203-861-3317
              ---------------------------


PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $1,000,000.00
                               -------------

[ ] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: __________________________
    Name:
    Title:


PURCHASER NAME: Shepard Investments International, Ltd.
                ---------------------------------------

By: /s/ Michael A. Roth
    --------------------------------------------
    Name:  Michael A. Roth
    Title: General Member of Investment Manager
           Staro Asset Management


ADDRESS:

         International Fund Administration
         ---------------------------------
         48 Par-La-Ville Road, Ste. 464
         ------------------------------
         Hamilton HM-11 Bermuda
         ----------------------
         Tel: 441-295-4718
              ------------
         Fax: 441-295-9637
              ------------


WITH COPIES OF NOTICES SENT TO:

         Staro Asset Management, LLC
         ---------------------------
         1500 West Market Street, Ste. 200
         ---------------------------------
         Mequon, WI 53092
         ----------------
         Tel: 414-241-1810
              ------------
         Fax: 414-241-1888
              ------------


PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $750,000.00
                               -----------

[ ] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: __________________________
    Name:
    Title:


PURCHASER NAME: Proprietary Convertible Investment Group Inc.


By: /s/ Allan Weine
    --------------------------
    Name:  Allan Weine
    Title: Vice-President


ADDRESS:

         c/o Credit Suisse First Boston Corp.
         ------------------------------------
         11 Madison Avenue, 3rd Floor
         ----------------------------
         New York, NY 10010
         ------------------
         Tel: 212-325-2302
              ------------
         Fax: 212-325-6519
              ------------


WITH COPIES OF NOTICES SENT TO:

         ________________________________

         ________________________________

         Tel: ___________________________

         Fax: ___________________________


PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $10,000,000
                               -----------

[X] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         Accredited Investor

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: __________________________
    Name:
    Title:


PURCHASER NAME: Oracle Partners, L.P.
                ---------------------


By: /s/ Larry N. Feinberg
    --------------------------
    Name:  Larry N. Feinberg
    Title: General Partner


ADDRESS:

         712 Fifth Avenue, 45th Floor
         ----------------------------
         New York, NY  10019
         -------------------
         Attn: Norman Schleifer, CFO
         ---------------------------
         Tel: 212-373-9200
              ------------
         Fax: 212-459-0863
              ------------


WITH COPIES OF NOTICES SENT TO:

         ________________________________

         ________________________________

         Tel: ___________________________

         Fax: ___________________________


PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $2,000,000
                               ----------

[ ] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: __________________________
    Name:
    Title:


PURCHASER NAME: Och-Ziff Capital Management, L.P.
                ---------------------------------


By: /s/ Daniel S. Och
    -----------------------------------------------------
    Name:  Daniel S. Och
    Title: Managing Member of Och-Ziff Associates, L.L.C.
           General Partner of Och-Ziff

ADDRESS:

         Och-Ziff Capital Management, L.P.
         ---------------------------------
         153 East 53rd Street, 44th Floor
         --------------------------------
         New York, NY 10022
         ------------------
         Tel: 212-292-5956
              ------------
         Fax: 212-292-5950
              ------------


WITH COPIES OF NOTICES SENT TO:

         ________________________________

         ________________________________

         Tel: ___________________________

         Fax: ___________________________


PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $1,750,000
                               ----------

[ ] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: __________________________
    Name:
    Title:


PURCHASER NAME: Employers Reinsurance Corporation
                ---------------------------------


By: /s/ Ross S. Margolies
    ------------------------------
    Name:  Ross S. Margolies
    Title: Director


ADDRESS:
         Acting as Investment Advisor
         ----------------------------
         Salomon Brothers Asset Management Inc.
         --------------------------------------
         7 World Trade Center, 38th Floor
         --------------------------------
         New York, NY 10048
         ------------------
         Tel: 212-783-0845
              ------------
         Fax: 212-783-1067
              ------------


WITH COPIES OF NOTICES SENT TO:

         ________________________________

         ________________________________

         Tel: ___________________________

         Fax: ___________________________


PRINCIPAL AMOUNT OF THE
GMO DEBENTURE TO BE PURCHASED: $1,000,000
                               ----------

[ ] Check here if Purchaser is NOT a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.